UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2007

WINDSTREAM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32422	20-0792300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Rodney Parham Road, Little Rock, Arkansas	72212
(Address of principal executive offices)	(Zip Code)

(501) 748-7000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 8, 2007, Windstream Corporation (“Windstream” or the “Company”) issued a press release announcing the Company’s third quarter 2007 unaudited consolidated results of operations. The press release presents the Company’s consolidated results of operations measured under generally accepted accounting principles (“GAAP”) and certain unaudited pro forma results of operations from current businesses, which are not calculated in accordance with GAAP. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements. The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as a substitute for measures of performance or liquidity prepared in accordance with GAAP.

Windstream Corporation has entered into various transactions over the last two years that may cause results reported under GAAP to be not necessarily indicative of future results. On July 17, 2006, Windstream Corporation was formed through the spin off of Alltel Corporation’s (“Alltel”) wireline telecommunications business to its shareholders, and the subsequent merger of that wireline business with Valor Communications Group, Inc. (“Valor”). The GAAP results for the Company for periods prior to this transaction reflect only the Alltel wireline business, which was considered the accounting acquirer in the merger. Additionally, the Company has announced that it will split off its directory publishing business to Welsh, Carson, Anderson, and Stowe (“WCAS”), a private equity investment group and Windstream shareholder, in a transaction expected to be completed during the fourth quarter of 2007. In exchange for Windstream’s publishing business, Windstream will receive a special dividend of $40.0 million, receive approximately $210.0 million in debt relief through a debt-for-debt exchange and retire approximately 19.6 million shares in Windstream common stock currently held by WCAS. On August 31, 2007, Windstream completed the acquisition of CT Communications, Inc. (“CTC”). Under the terms of the transaction CTC shareholders received $31.50 in cash for each of their shares of CTC common stock.

The press release includes a presentation of unaudited pro forma results of operations from current businesses that reflect the following adjustments to measures prepared in accordance with GAAP:

•	Exclusion of royalty expense charged by Alltel for the use of the Alltel brand for the periods prior to the spin off;
•	Inclusion of operating results from Valor businesses for the for periods prior to July 17, 2006;
•	Inclusion of additional amortization expense for definite-lived intangible assets acquired from Valor for the periods prior to July 17, 2006;
•	Inclusion of operating results from CTC businesses for periods prior to August 31, 2007;
•	Inclusion of additional amortization expense for definite-lived intangible assets acquired from CTC for the for periods prior to August 31, 2007;
•	Exclusion of results from the directory publishing business for each period presented;
•	Exclusion of restructuring and other charges related to acquisitions and dispositions for each period presented; and
•

Exclusion of the impact of the application of Statement of Financial Accounting Standards (“SFAS”) No. 71, “Accounting for the Effects of Certain Types of Regulation” for the periods prior to its discontinuance. The Company discontinued the application of SFAS No. 71 during the third quarter of 2006.

Windstream’s purpose for including the results of acquired businesses, and excluding the directory publishing business and the non-recurring items listed above, is to improve the comparability of results of operations for the three and nine month periods of 2006 to the results of operations for the same periods of 2007. Windstream’s purpose for these adjustments is to focus on the true earnings capacity associated with providing telecommunication services. Management believes the items either included or excluded from the pro forma results from current businesses are related to strategic activities or other events, specific to the time and opportunity available, and, accordingly, should be excluded when evaluating the Company’s operations. The Company’s presentation of pro forma results from current businesses includes severance expenses, as these types of expenses should not necessarily be viewed as non-recurring.

For these reasons, management believes that presenting current business measures assists investors by providing more meaningful comparisons of results from current and prior periods and by providing information that is a better reflection of the core earnings capacity of the businesses. The Company uses pro forma results from current businesses as a key measure of the operational performance of its business segments. Windstream management, including the chief operating decision-maker, uses these measures consistently for all purposes, including internal reporting purposes, the evaluation of business objectives, opportunities and performance, and the determination of management compensation.

The Company’s press release, and other communications from time to time, include a non-GAAP measure titled operating income before depreciation and amortization, or OIBDA. OIBDA can be calculated directly from the Company’s financial statements by taking operating income and adding back depreciation and amortization expense. The Company will also at times make reference to pro forma OIBDA from current businesses, which is also a non-GAAP measure. Pro forma OIBDA from current businesses adjusts OIBDA for the items that are either included or excluded from pro forma results from current businesses. Management considers OIBDA to be useful to investors because OIBDA provides information specific to the Company’s operating performance.

The Company’s communications from time to time include a non-GAAP measure entitled net debt. Net debt is consolidated debt, including current maturities, less cash and cash equivalents. The Company believes net debt provides useful information to investors about the Company’s capital structure.

The Company will also from time to time include non-GAAP measures entitled “free cash flow” and “dividend payout ratio”. Free cash flow is defined as net cash provided from operations less net cash used in investing activities. The Company believes free cash flow provides the investor useful information about cash available to pay dividends. Dividend payout ratio is defined as dividends paid on common shares divided by free cash flow. The Company believes the dividend payout ratio provides the investor useful information about its remaining investable funds after the payment of dividends to shareholders.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

Exhibit 99(a)	Press Release dated November 8, 2007 of Windstream

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WINDSTREAM CORPORATION

By:	/s/ Brent K. Whittington
Name:	Brent K. Whittington
Title:	Executive Vice President and Chief Financial Officer

November 8, 2007

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EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99(a)	Press Release dated November 8, 2007 of Windstream

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